EXHIBIT 10.14.2

AMENDMENT TO BALTIA AIRLINES, INC
WILLOW RUN AIRPORT LEASE

This Amendment is made and entered into this 1st day of February, 2013, between the WAYNE COUNTY AIRPORT AUTHORITY, a Michigan Public Body Corporate,
 with principal offices located at Detroit Metropolitan Wayne County
Airport,
L. C. Smith Building-Mezzanine, Detroit, Michigan 48242, hereafter referred to as the "AUTHORITY", and

BALTIA AIR LINES, INC., a New York Corporation, with principal offices located at John F. Kennedy International Airport ,
Building 151 , Room 361 , Jamaica, New York 11430, hereafter referred to as the "TENANT". The AUTHORITY and the TENANT may be referred to hereafter individually as a "Party" or collectively as the "Parties".

WHEREAS, pursuant to the Michigan Public Airport Authority Act, MCL
259.1 08 -259.125c, the AUTHORITY has sole operational jurisdiction of
Willow Run Airport (hereinafter the "Airport") located in Ypsilanti,
Michigan; and

WHEREAS, the AUTHORITY has the authority to lease premises and facilities at the Airport and to grant rights and privileges with respect thereto; and

WHEREAS, on November 1, 2012, the Parties entered into a Lease
Agreement
(the "Lease Agreement"), whereby the TENANT leases certain space at the
Airport, as depicted on Exhibit A to the Lease Agreement; and

WHEREAS, the Parties now desire to amend the Lease Agreement for the purpose of adding additional leased space, as depicted on revised Exhibit
A, attached hereto, and increasing the amount of rental and security deposit paid by the TENANT to correspond with the dditional leased space.

NOW, THEREFORE, in consideration of the premises and mutual understanding of the Parties, it is hereby agreed to as follows:

1. Paragraph 1.1 of the Lease Agreement is amended to read as follows:
The AUTHORITY, for and in consideration of the RENT (hereinafter defined) specified herein and the stipulations and covenants herein given on the part of the TENANT, grants, demises and leases to the TENANT, for the
TENANT's use, and the TENANT hires and takes from the AUTHORITY the following premises, hereafter referred to collectively as the "Premises", located at the Airport:

Hangar 1, Bay 4, Second Floor comprising of One Thousand Eight
Hundred Six
'(1 ,806) square feet of second floor office space, as designated on revised
Exhibit A, attached hereto and incorporated by reference as if fully set forth herein.

The TENANT agrees that it has thoroughly inspected the Premises and it is
'familiar with any and all conditions on, around and/or affecting the
Premises. The AUTHORITY makes no warranties or representations about the condition, fitness, or safety of the Premises or any part thereof, and the
TENANT accepts the same "as is" on the commencement date hereof.

2. Paragraph 1.4 of the Lease Agreement is amended to read as follows:
In consideration for the TENANT's use of the Premises, the TENANT
shall
pay to the AUTHORITY during the TERM of this LEASE, the following rentals:
Hangar 1, Bay 4, Second Floor: For One Thousand Eight Hundred Six (1
,806)
square feet at the annual rate of $6.00 per square foot, the TENANT shall pay monthly installments of Nine Hundred Three Dollars ($903.00).

3. In accordance with Paragraph 1.5 of the Lease Agreement, the TENANT shall deposit with the AUTHORITY a security deposit in an amount equal to one (1) month of RENT. The TENANT currently has a security deposit with the AUTHORITY in the amount of Five Hundred Four Dollars ($504.00);
accordingly, upon execution of this Amendment, the TENANT shall deposit with the AUTHORITY the additional amount of Three Hundred Ninety-Nine Dollars
$399.00), and thereafter shall maintain at all times a security deposit equal to one (1) month of RENT.

4. Exhibit A of the Lease Agreement shall be deleted and replaced with revised Exhibit A.

5. Except as amended herein, all terms and conditions of the Lease Agreement shall remain and continue in full force and effect.


[Signature Page Follows]

The Parties have duly executed this Amendment on their behalves as of the day and year first above written.


WAYNE COUNTY AIRPORT AUTHORITY

By__(signature)_______________________
Terrence P. Teifer
Chief Financial fficer


BALTIA AIR LINES, INC.

By___(signature)______________
Igor Dmitrowsky
President and CEO



106309

APPROVED AS TO FORM:

BY ______________________
    GENERAL COUNSEL


WAYNE COUNTY AIRPORT AUTHORITY

DATED:  2/6/13


Exhibit A
Revised

504 SF.  504 SF.  504 SF. 294 SF.
Office  Office   Office   Office
4225  4224       4223     4222

Bay4 Mezzanine


Baltia Airlines, Inc. Willow Run Airport
Exhibit A{Hangar 1 Bay 4, 2nd floor Mezzanine)
N.T.S.      Feb. 1, 2013